UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON BW GLOBAL OPPORTUNITIES BOND FUND

FORM N-Q

SEPTEMBER 30, 2014

LEGG MASON BW GLOBAL OPPORTUNITIES BOND FUND

Schedule of investments (unaudited)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS - 63.0%
Australia - 7.4%
New South Wales Treasury Corp., Senior Notes	5.000%	8/20/24	98,615,000	AUD	$94,344,937
Queensland Treasury Corp., Senior Bonds	6.250%	2/21/20	115,130,000	AUD	114,911,058	(a)
Queensland Treasury Corp., Senior Notes	6.000%	7/21/22	45,380,000	AUD	45,741,963	(a)

Total Australia					254,997,958

Brazil - 4.1%
Federative Republic of Brazil, Notes	10.000%	1/1/21	101,879,000	BRL	37,713,564
Federative Republic of Brazil, Notes	10.000%	1/1/23	285,385,000	BRL	103,635,649

Total Brazil					141,349,213

Hungary - 3.3%
Republic of Hungary, Bonds	7.500%	11/12/20	3,490,000,000	HUF	16,863,611
Republic of Hungary, Bonds	7.000%	6/24/22	8,300,000,000	HUF	39,437,461
Republic of Hungary, Bonds	6.000%	11/24/23	12,600,000,000	HUF	56,673,177

Total Hungary					112,974,249

Indonesia - 3.3%
Republic of Indonesia, Senior Bonds	8.375%	3/15/24	317,700,000,000	IDR	25,877,493
Republic of Indonesia, Senior Bonds	9.000%	3/15/29	547,800,000,000	IDR	45,691,510
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	71,600,000,000	IDR	5,541,141
Republic of Indonesia, Senior Bonds	8.750%	2/15/44	472,200,000,000	IDR	36,718,055

Total Indonesia					113,828,199

Italy - 7.3%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	5.000%	8/1/39	159,275,000	EUR	251,040,578	(a)

Malaysia - 1.9%
Federation of Malaysia, Senior Bonds	4.048%	9/30/21	80,300,000	MYR	24,820,815
Federation of Malaysia, Senior Bonds	3.480%	3/15/23	133,135,000	MYR	39,429,185

Total Malaysia					64,250,000

Mexico - 13.7%
United Mexican States, Bonds	8.500%	5/31/29	1,868,150,000	MXN	163,946,524
United Mexican States, Bonds	8.500%	11/18/38	1,396,000,000	MXN	122,785,323
United Mexican States, Bonds	7.750%	11/13/42	2,256,480,000	MXN	184,053,532

Total Mexico					470,785,379

New Zealand - 3.4%
Government of New Zealand, Senior Bonds	5.000%	3/15/19	16,740,000	NZD	13,604,785	(a)
Government of New Zealand, Senior Bonds	6.000%	5/15/21	53,765,000	NZD	46,567,955	(a)
Government of New Zealand, Senior Bonds	5.500%	4/15/23	65,395,000	NZD	55,944,309	(a)

Total New Zealand					116,117,049

Norway - 0.6%
Kommunalbanken AS, Senior Notes	0.412%	2/20/18	20,344,000		20,371,302	(b)(c)

Poland - 2.4%
Republic of Poland, Bonds	5.250%	10/25/20	137,960,000	PLN	47,886,253
Republic of Poland, Bonds	4.000%	10/25/23	101,715,000	PLN	33,164,028

Total Poland					81,050,281

Portugal - 3.0%
Portugal Obrigacoes do Tesouro OT, Senior Bonds	3.850%	4/15/21	30,100,000	EUR	41,476,224	(a)
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.950%	10/25/23	43,180,000	EUR	62,603,676	(a)

Total Portugal					104,079,900

South Africa - 3.1%
Republic of South Africa, Bonds	6.750%	3/31/21	354,455,000	ZAR	29,600,146

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL OPPORTUNITIES BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
South Africa - 3.1% (continued)
Republic of South Africa, Bonds	6.500%	2/28/41	1,162,440,000	ZAR	$77,447,233

Total South Africa					107,047,379

South Korea - 4.2%
Republic of Korea, Senior Bonds	5.750%	9/10/18	105,500,000,000	KRW	112,193,614
Republic of Korea, Senior Bonds	3.375%	9/10/23	34,387,800,000	KRW	33,930,599

Total South Korea					146,124,213

United Kingdom - 5.3%
United Kingdom Gilt, Bonds	2.750%	1/22/15	111,660,000	GBP	182,302,491	(a)

TOTAL SOVEREIGN BONDS (Cost - $2,171,031,606)					2,166,318,191

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.7%
Bancaja Fondo de Titulizacion de Activos, 2011 A2	0.379%	4/27/50	5,802,333	EUR	7,108,780	(a)(b)
Countrywide Alternative Loan Trust, 2005-26CB A6	5.500%	7/25/35	2,977,257		2,707,815
Fondo de Titulizacion de Activos UCI, 2017 A2	0.241%	12/17/49	8,289,150	EUR	9,465,181	(a)(b)
Hipotecario Fondo de Titulizacion de Activos, HIPO-11 A2	0.212%	1/15/50	11,233,406	EUR	13,061,676	(a)(b)
IM Pastor Fondo de Titulizacion de Activos, 2003 A	0.222%	3/22/43	10,116,547	EUR	11,716,214	(a)(b)
IM Pastor Fondo de Titulizacion de Activos, 2004 A	0.222%	3/22/44	19,302,808	EUR	22,425,160	(a)(b)
MASTR Resecuritization Trust, 2008-1 A1	6.000%	9/27/37	2,573,553		2,378,815	(c)
Pastor GC Hipotecario 5, A2	0.252%	6/21/46	20,291,649	EUR	23,520,592	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2005-6 2A1	5.500%	8/25/35	642,395		607,965

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $95,349,490)					92,992,198

CORPORATE BONDS & NOTES - 15.2%
FINANCIALS - 14.8%
Banks - 10.4%
ABN AMRO Bank NV, Senior Notes	1.035%	10/28/16	47,600,000		48,029,352	(b)(c)
Barclays Bank PLC, Senior Notes	0.772%	12/9/16	31,000,000		31,080,848	(b)
Citigroup Inc., Senior Bonds	0.774%	3/10/17	9,925,000		9,941,853	(b)
Dexia Credit Local SA, Senior Notes	0.634%	1/11/17	67,075,000		67,454,779	(b)(c)
Erste Abwicklungsanstalt, Senior Notes	0.534%	1/29/16	37,600,000		37,703,024	(b)
Erste Abwicklungsanstalt, Senior Notes	0.433%	6/7/16	84,200,000		84,418,078	(a)(b)
Export-Import Bank of Korea, Senior Notes	0.984%	1/14/17	15,790,000		15,886,366	(b)
Export-Import Bank of Korea, Senior Notes	0.835%	5/12/17	34,305,000		34,287,127	(b)(c)
Export-Import Bank of Korea, Senior Notes	0.858%	8/14/17	30,570,000		30,548,754	(b)(c)

Total Banks					359,350,181

Capital Markets - 4.0%
Goldman Sachs Group Inc., Senior Notes	1.334%	11/15/18	101,965,000		103,735,316	(b)
Macquarie Group Ltd., Senior Notes	1.237%	1/31/17	33,530,000		33,908,453	(b)(c)

Total Capital Markets					137,643,769

Consumer Finance - 0.4%
International Finance Corp., Senior Notes	7.800%	6/3/19	820,000,000	INR	14,140,273

TOTAL FINANCIALS					511,134,223

INFORMATION TECHNOLOGY - 0.4%
Technology Hardware, Storage & Peripherals - 0.4%
Dell Inc., Senior Notes	6.500%	4/15/38	12,910,000		12,264,500

TOTAL CORPORATE BONDS & NOTES (Cost - $523,806,585)					523,398,723

MUNICIPAL BONDS - 0.7%
Georgia - 0.7%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	5,220,000		6,546,611
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	14,940,000		18,373,660

TOTAL MUNICIPAL BONDS (Cost - $21,460,574)					24,920,271

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL OPPORTUNITIES BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 12.1%
U.S. Government Obligations - 12.1%
U.S. Treasury Bonds	2.875%	5/15/43	94,390,000	$88,416,907
U.S. Treasury Notes	0.090%	7/31/16	326,975,000	327,157,125	(b)

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $410,880,460)				415,574,032

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $3,222,528,715)				3,223,203,415

SHORT-TERM INVESTMENTS - 4.6%
State Street Institutional Liquid Reserves Fund (Cost - $160,123,082)	0.080%		160,123,082	160,123,082

TOTAL INVESTMENTS - 98.3% (Cost - $3,382,651,797#)				3,383,326,497
Other Assets in Excess of Liabilities - 1.7%				58,215,396

TOTAL NET ASSETS - 100.0%				$3,441,541,893

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
PLN	— Polish Zloty
ZAR	— South African Rand

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL OPPORTUNITIES BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

Summary of Investments by Country *

United States	16.9%
Mexico	13.9
Australia	8.6
Italy	7.4
South Korea	6.7
United Kingdom	6.3
Brazil	4.2
Germany	3.6
New Zealand	3.4
Indonesia	3.4
Hungary	3.3
South Africa	3.2
Portugal	3.1
Spain	2.6
Poland	2.4
France	2.0
Malaysia	1.9
Netherlands	1.4
Norway	0.6
Supranational	0.4
Short - Term Investments	4.7

100.0%

*As	a percentage of total investments. Please note that the Fund holdings are as of September 30, 2014 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Global Opportunities Bond Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Notes to Schedule of Investments (unaudited) (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$2,166,318,191	—	$2,166,318,191
Collateralized mortgage obligations	—	92,992,198	—	92,992,198
Corporate bonds & notes	—	523,398,723	—	523,398,723
Municipal bonds	—	24,920,271	—	24,920,271
U.S. government & agency obligations	—	415,574,032	—	415,574,032

Total long-term investments	—	$3,223,203,415	—	$3,223,203,415

Short-term investments†	$160,123,082	—	—	160,123,082

Total investments	$160,123,082	$3,223,203,415	—	$3,383,326,497

Other financial instruments:
Forward foreign currency contracts	—	$48,275,934	—	$48,275,934

Total	$160,123,082	$3,271,479,349	—	$3,431,602,431

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$16,693,592	—	$16,693,592

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Notes to Schedule of Investments (unaudited) (continued)

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $16,693,592. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(h) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$125,967,609
Gross unrealized depreciation	(125,292,909)

Net unrealized appreciation	$674,700

At September 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Chilean Peso	HSBC Bank USA, N.A.	25,776,000,000	$43,062,273	10/10/14	$(3,110,589)
Chilean Peso	HSBC Bank USA, N.A.	6,444,000,000	10,765,568	10/10/14	(757,007)
Chilean Peso	HSBC Bank USA, N.A.	29,218,000,000	48,755,580	10/24/14	(2,646,553)
Polish Zloty	Citibank N.A.	86,770,000	26,174,012	10/27/14	(541,712)
Polish Zloty	Citibank N.A.	45,430,000	13,703,877	10/27/14	(226,578)
Polish Zloty	Citibank N.A.	44,980,000	13,568,135	10/27/14	(276,551)
Polish Zloty	Citibank N.A.	29,140,000	8,790,028	10/27/14	(157,405)
Australian Dollar	Morgan Stanley & Co. Inc.	70,480,000	61,529,579	11/12/14	(3,715,167)
Chilean Peso	HSBC Bank USA, N.A.	37,882,000,000	63,079,297	11/18/14	(2,195,106)
Chilean Peso	HSBC Bank USA, N.A.	21,456,000,000	35,645,236	12/15/14	(723,948)
Indian Rupee	Barclays Bank PLC	9,552,000,000	152,167,627	12/17/14	(2,342,976)
Chilean Peso	HSBC Bank USA, N.A.	27,907,000,000	46,196,376	1/26/15	168,008

					(16,525,584)

Contracts to Sell:
Polish Zloty	Citibank N.A.	458,760,000	138,384,118	10/27/14	10,002,666
Euro	Citibank N.A.	305,775,000	386,300,566	11/7/14	24,170,571
Euro	HSBC Bank USA, N.A.	5,632,000	7,115,182	11/7/14	794
Euro	HSBC Bank USA, N.A.	7,544,000	9,530,705	11/7/14	116,637
Euro	HSBC Bank USA, N.A.	9,616,000	12,148,365	11/7/14	263,180
Australian Dollar	Morgan Stanley & Co. Inc.	175,230,000	152,977,130	11/12/14	8,444,746
New Zealand Dollar	Citibank N.A.	146,170,000	112,922,943	1/16/15	5,109,332

					48,107,926

Net unrealized appreciation on open forward foreign currency contracts					$31,582,342

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2014.

	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Total
Foreign Exchange Risk	$48,275,934	$(16,693,592)	$31,582,342

During the period ended September 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$479,519,467
Forward foreign currency contracts (to sell)	873,145,401

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2014